Exhibit 10.3

CONVERTIBLE NOTE AND WARRANT PURCHASE AND SECURITY AGREEMENT

This CONVERTIBLE NOTE AND WARRANT PURCHASE AND SECURITY AGREEMENT (this "Agreement") is dated as of April 1, 2020, between Loop Media, Inc., a Nevada corporation (the "Company"), and each purchaser identified on the signature pages hereto, whether such purchaser is or becomes a signature as of the Initial Closing or any Subsequent Closing (each, including its successors and assigns, a "Purchaser" and collectively, the "Purchasers").

R E C I T A L S:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), and Rule 506(b) promulgated thereunder, the Company is issuing, in a private placement, (i) up to $3,000,000 in principal amount (the "Aggregate Offering Amount") of Senior Secured Promissory Notes, with a minimum Subscription Amount of $250,000 (the "Offering"), in substantially the form attached to this Agreement as Exhibit A (the "Note" or "Notes") and (ii) Common Stock warrants (the “Warrants”) in substantially the form of Warrant attached to this Agreement as Exhibit B with an aggregate exercise price of $750,000, aggregate exercisable warrant shares of 272,727 shares (the “Warrant Shares”), and upon the terms and conditions contained in the form of Warrant attached to this Agreement as Exhibit B;

WHEREAS, the Note shall be convertible on the terms stated therein into Common Stock (the “Note Shares”). The Notes, Note Shares, Warrants and Warrant Shares are collectively referred to herein as the "Securities;"

WHEREAS, the Company desires, at the Initial Closing or any Subsequent Closing during the Offering Period, to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, the Note and the Warrant as more fully described in this Agreement; and

WHEREAS, in addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the terms contained herein have the meanings set forth in Appendix 1.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1.	The Offering; Offering Period; No Minimum Offering.

(a)           The offer and sale of the Notes and the Warrants by the Company to the Purchasers shall occur at one or more Closings of the Offering to occur during a period (the "Offering Period") beginning on December 1, 2020 and ending on the first to occur of: (a) June 30, 2021; (b) the date on which the Aggregate Offering Amount is raised by the Company in the Offering; or (c) the date on which the Company, in its sole and absolute discretion, elects to terminate the Offering (it being agreed that no notice to the Purchasers shall be required in connection with such termination by the Company). The Offering Period may be extended for an additional thirty (30) days in the sole discretion of the Company.

(b)          Each Purchaser expressly acknowledges and agrees that the Company shall not be obligated, and may be unable, to sell the Aggregate Offering Amount, and that the Offering is being undertaken on a "best efforts/no minimum" basis only, meaning that the Company may, and shall have the absolute right in its sole discretion, to sell any amount of Notes or Warrants in the Offering, including for less than the Aggregate Offering Amount and/or less than the amount of Warrants referred to in the recitals to this Agreement. Each Purchaser acknowledges that they have been informed that they should not purchase any Note or Warrant in the expectation that any specific aggregate amount is to be raised in the Offering.

2.	Purchase and Sale: Closing; Deliverables.

(a)          Subject to the terms and conditions of this Agreement, the Company agrees to sell to the Purchaser, and the Purchaser agree to purchase from the Company, a Note in substantially the form attached hereto as Exhibit A in the principal amount set forth on the signature page hereto. The Note will be convertible into Note Shares upon the terms and conditions contained in the form of Note attached hereto as Exhibit A.

(b)          Subject to the terms and conditions of this Agreement, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, a Warrant (the “Warrant”) in substantially the form attached hereto as Exhibit B for a purchase price, as set forth in the signature page hereto. The Warrant will be exercisable for Warrant Shares upon the terms and conditions contained in the form of Warrant attached hereto as Exhibit B.”

(c)          The Company may conduct one or more Closings during the Offering Period. The initial Closing of the Offering (the "Initial Closing") shall occur on December 1 , 2020, subject to the satisfaction of the conditions set forth herein. The Company may, in its sole discretion and subject to the satisfaction of the conditions set forth herein, conduct subsequent Closings of the Offering (each, a "Subsequent Closing") until the conclusion of the Offering Period. Purchasers signing a counterpart signature page to this Agreement as of a Closing Date shall become parties to this Agreement only as of such Closing Date.

(d)          The Initial Closing and Subsequent Closings of the purchase and sale of the Notes and Warrants shall take place remotely by the exchange of documents and signatures prior to or on the Closing Date. At the Closing, the Company shall deliver to the Purchasers the Note and the Warrant against: (i) payment of such Purchaser's Subscription Amount for the Note and the Warrant Purchase Price for the Warrant, via wire transfer or a certified check, in immediately available funds, as set forth on the signature page hereto; and (ii) delivery of counterpart signature pages to this Agreement, the Note, and the Warrant.

3.           Representations, Warranties and Covenants of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, and except as disclosed in the SEC Reports (as defined below), the Company hereby makes the following representations and warranties to each Purchaser:

(a)           Subsidiaries; Organization and Qualification; Authorization; Enforcement. The Company does not have any direct or indirect subsidiaries. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation nor default of any of the provisions of its articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. Each Transaction Document to which it is a party will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(b)           No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party, the issuance and sale of the Note and the Warrant and the consummation by it of the transactions contemplated hereby and thereby do not and will not conflict with or violate any provision of the Company's articles of incorporation, bylaws or other organizational or charter documents.

(c)          Filings, Consents and Approvals; Issuance of the Notes and Warrants. Except for those that have already been obtained, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required by the Commission related to the Securities in this offering and (ii) such filings as are required to be made under applicable state securities laws. The Note, when issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the Note Shares to be issued upon conversion of the Note, when issued in compliance with the provisions of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free of any Liens and issued in compliance with all applicable federal and state securities laws.  The Warrant, when issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the Warrant Shares to be issued upon exercise of the Warrant, when issued in compliance with the provisions of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free of any Liens and issued in compliance with all applicable federal and state securities laws.

(d)           Capitalization. The capitalization of the Company is as set forth in the SEC Reports. Except as set forth in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock.

(e)          SEC Reports; Financial Statements. Except as disclosed in the Company's SEC Reports, the Company has filed all reports, schedules, forms, statements and other documents required to be filed or submitted by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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(f)            Material Changes; Undisclosed Events, Liabilities or Developments. Except as specifically disclosed in an SEC Report filed prior to the date hereof, except for the issuance of the Notes and the Warrants contemplated by this Agreement or except as set forth on Schedule 3.1(f), there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect.

(g)           Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with its business and which the failure to so have could have a Material Adverse Effect.

4.            Representations and Warranties of the Purchasers. Each Purchaser hereby represents to the Company as of the date hereof and as of each Closing that:

(a)           Authorization. Such Purchaser has full power and authority to enter into this Agreement and the other Transaction Documents. This Agreement and the other Transaction Documents, when executed and delivered by such Purchaser, and assuming the due execution and delivery by its counterparties thereto, will constitute a valid and legally binding obligation of such Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b)           Purchase Entirely for Own Account. This Agreement and the other Transaction Documents are made with the Purchasers in reliance upon each Purchaser's representation to the Company, which, by such Purchaser's execution of this Agreement and the other Transaction Documents, such Purchaser hereby confirms, that the Securities to be acquired by such Purchaser will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement and the other Transaction Documents, each Purchaser further represents that such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. No Purchaser has been formed for the specific purpose of acquiring any of the Securities.

(c)          Disclosure of Information/Acknowledgement of High Risks. Each Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Each Purchaser has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Note and the Warrant with the Company's management. Each Purchaser understands that such discussions, and any other written information delivered by the Company to such Purchaser, were intended to describe the aspects of the Company's business which such Purchaser believes to be material. The Purchasers further acknowledge that the investment to purchase the Note and the Warrant involves a high degree of risk, and each Purchaser is prepared to lose such Purchaser's entire investment. Each Purchaser acknowledges that it has made its own examination of the Company and the terms of the offering, including the merits and risks involved in making an investment in the Company. Each Purchaser further acknowledges that any projections the Purchasers may have received from the Company are forward looking statements which involve risks and uncertainties. Any projections are based solely upon the good faith opinion of the Company. The Company makes no representations as to the degree of predictability of the prospects. Each Purchaser further acknowledges that it understands that the Company is an early stage business, has a limited operating history, which makes it difficult for it to forecast its future results. Further, each Purchaser acknowledges that the Company's business is highly competitive and the Company may be required to raise additional capital or debt.

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(d)           Investment Experience. Each Purchaser is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

(e)           Restricted Securities. Each Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein. Each Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchasers acknowledge that the Company has no obligation to register or qualify the Securities for resale. The Purchasers further acknowledge that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of any Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

(f)           No Public Market. The Purchasers understand that no public market now exists for the Notes or the Warrants, and that the Company has made no assurances that a public market will ever exist for the Notes or the Warrants.

(g)           Accredited Investor. Each Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Each Purchaser shall furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities, including an executed copy of an Accredited Investor Questionnaire provided by the Company. Purchaser represents that any such document is true, complete and accurate in all respects.

(h)           No General Solicitation. Each Purchaser, and its officers, directors, employees, agents, stockholders or partners have not either directly or indirectly, including through a broker or finder, solicited offers for or offered or sold the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. Each Purchaser acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(i)            Residence. If a Purchaser is an individual, then such Purchaser resides in the state or province identified in the address shown on such Purchaser's signature page hereto. If a Purchaser is a partnership, corporation, limited liability company or other entity, then such Purchaser's principal place of business is located in the state or province identified in the address shown on such Purchaser's signature page hereto.

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5.            Events of Default. Upon the occurrence and continuance of an Event of Default (as defined in the Note), the Purchasers shall have the rights and remedies set forth in the Note.

6.            Miscellaneous.

(a)           Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement will inure to the benefit of, and be binding upon, the respective successors and permitted assigns of the parties. Neither the Purchaser nor the Company may assign its rights or obligations under this Agreement without the written consent of the other party.

(b)           Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed, interpreted and enforced in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law.

(c)           Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. Counterparts may be delivered via facsimile, email (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(d)           Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e)           Notices. All notices and other communications given or made pursuant hereto will be in writing and will be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed email prior to 5:00 p.m. on a business day, otherwise on the immediately following business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) three (3) days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications will be sent to the respective parties at the addresses shown on the signature pages hereto (or to such email address or other address as subsequently modified by written notice given in accordance with this Section 6(e).

(f)            Finder's Fee. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchasers from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(g)           Amendments and Waivers. Any term of this Agreement or the Note may be amended and the observance of any term of this Agreement or the Note may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Purchasers of more than 50% of the of the aggregate principal balance of the Notes then outstanding. Any waiver or amendment effected in accordance with this Section 6(g) will be binding upon each party to this Agreement and each holder of the Note purchased under this Agreement then outstanding and each future holder of the Note.

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(h)           Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then: (i) such provision shall be excluded from this Agreement; (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded; and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i)            Transfer Restrictions. Without in any way limiting the representations and warranties set forth in this Agreement, each Purchaser shall not make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to make the representations and warranties set out in Section 4 and:(A) there is then in effect a registration statement under the Securities Act covering such proposed disposition, and such disposition is made in connection with such registration statement; or (B) such Purchaser has: (1) notified the Company of the proposed disposition; (2) furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition; and (3) if requested by the Company, furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration under the Securities Act.

The Purchasers shall not make any disposition of any of the Securities to the Company's competitors, as determined in good faith by the Company.

Notwithstanding the foregoing or any other provision in this Agreement to the contrary, each Purchaser may transfer this Agreement and the Securities to an Affiliate. For purposes of this Agreement, an individual, firm, corporation, partnership, association, limited liability company, trust or any other entity (collectively, a "Person") shall be deemed an "Affiliate" of another Person who, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Person. Upon any such transfer, the Company shall take such actions as may be necessary from time to time (or as may be reasonably requested by the Purchaser) to effect the transfer of the Securities or portion hereof.

(ii)            Legends.Each Purchaser understands and acknowledges that the Securities may bear the following legend:

THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON THE CONVERSION OR EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

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(j)            Entire Agreement. This Agreement and the other Transaction Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(k)           Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO, AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(l)            Expenses. Each party will pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the other Transaction Documents.

(m)          Security. As security for the full and timely payment of the Note and the performance by the Company of the obligations under the Note, the Company agrees that each Purchaser will have, and concurrently with the execution and delivery of the Note, the Company hereby grants to and creates in favor of all Purchasers of the Note, a lien and security interest in all of the Company's present and future assets and properties, real or personal, tangible or intangible, wherever located, including products and proceeds thereof (collectively, the "Collateral") under the Uniform Commercial Code as in effect in the State of Nevada on the date hereof and as amended from time to time. The security interest in the Collateral granted by the Company to the Purchasers under this Agreement: (i) will be on a pari passu basis with all future secured debt holders; and (ii) is subordinate to any and all: (A) liens for taxes which are not delinquent or are being contested in good faith; (B) deposits or pledges to secure obligations under worker's compensation, social security or similar laws; (C) statutory liens of landlords and liens of carriers, warehousemen, mechanics, materialmen and other liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith and (D) indebtedness for borrowed money in an aggregate principal amount not to exceed $400,000, which is outstanding on the date of this Agreement, as such indebtedness may be amended or extended from time to time.

(n)           Purchasers Agent. Each Purchaser hereby appoints ________________ ("Purchasers' Agent") as its agent and attorney-in-fact for the purpose of signing and filing any uniform commercial code financing statements (and any amendments and/or continuations thereof) or other documents in any jurisdictions and filing offices as Purchasers' Agent considers necessary or appropriate to perfect or enhance the Purchasers' security interest in the Collateral granted hereunder and under the Note, or to deliver any notices required thereunder. Furthermore, and without limiting the foregoing, the Company shall execute and/or deliver, from time to time, as Purchasers' Agent, in its capacity as agent for the Purchasers, may reasonably require for the benefit of Purchasers to evidence, perfect or protect Purchasers' liens and security interests in the Collateral, any agreements, documents, instruments and writings, including, without limitation, financing statements, security agreements, pledge agreements, and amendments, continuations or supplements to any of the foregoing.

[Signature Pages Follow]

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IN WITNESS WHEREOF, parties hereto have executed this Convertible Note and Warrant Purchase and Security Agreement as of the date first set forth above.

LOOP MEDIA, INC.		Address for Notice:
700 N. Central Avenue, Suite 430 Glendale, CA 91203 Email: jon@loop.tv

By:	/s/ Jon Niermann
Name: Jon Niermann
Title: CEO and Co-Founder
With a copy to:

Patrick J. Sheil 34 S Erie Avenue, Suite 4 Montauk, New York 11954 Email: patrick@loop.tv

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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PURCHASER SIGNATURE PAGE TO LOOP MEDIA, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AND SECURITY AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Convertible Note and Warrant Purchase and Security Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Excel Family Partnership, LLLP

Signature of Authorized Signatory of Purchaser:	/s/ Bruce Cassidy

Name of Authorized Signatory (if applicable):	Fortress Holdings; Bruce A. Cassidy, Sr.

Title of Authorized Signatory (if applicable):	Manager

Email Address of Authorized Signatory:	[ ]

Address for Purchaser:	[ ]

Subscription Amount: $800,000

Number of Warrant Shares for which the Warrant is initially exercisable = 72,727

Warrant Purchase Price: $3,000

Social Security or EIN Number: ________

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Appendix 1

DEFINITIONS

"Audited Financial Statements" means the Company's audited year-end financial statements for the years ended December 31, 2020 and 2019, as filed under the Exchange Act, pursuant to Section 13(a) or 15(d) thereof and included in the SEC Reports.

"Closing" means any closing of the purchase and sale of the Note and Warrant pursuant to this Agreement, including the Initial Closing and any Subsequent Closing.

"Closing Date" means, in connection with any Closing, the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to: (i) the applicable Purchasers' obligations to pay the Subscription Amount; and (ii) the Company's obligations to deliver the Note and Warrant, in each case, have been satisfied or waived.

"Commission" means the United States Securities and Exchange Commission.

"Common Stock" means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

"Disclosure Schedules" means the Disclosure Schedules of the Company attached hereto and delivered concurrently herewith.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Liens" means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

"Material Adverse Effect" means any of the following: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document; (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole; or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Subscription Amount" means, as to each Purchaser, the aggregate principal amount of the Note purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount," in United States dollars.

"Trading Day" means a day on which the Pink Open Market operated by OTC Markets Group, Inc. (or any successors thereof) is open for trading.

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"Transaction Documents" means this Agreement, the Note, the Warrant and all exhibits and schedules hereto or thereto, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrant Purchase Price” means, as to each Purchaser, the aggregate purchase price amount per Warrant purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Warrant Purchase Price," in United States dollars.

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EXHIBIT A

FORM OF NOTE

THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

SENIOR SECURED PROMISSORY NOTE

Date of Issuance

US $[ ]	[ ]

FOR VALUE RECEIVED, Loop Media, Inc., a Nevada corporation (the “Company”), hereby promises to pay to [Name] and their permitted assigns (each individually, a “Holder” and collectively, the “Holders”), the principal sum of US $[ ] (the “Principal Amount”). The Issuer further promises to pay interest on the outstanding Principal Amount from time to time, in the manner and at the rates specified in Section 2 hereof. In no event shall this Note be construed to require payment of interest in an amount in excess of the maximum allowed by law, and if such payment is made by the Company, then such excess sum shall be credited by the Holders as a payment of principal. This Note evidences a commercial loan made for business purposes.

This Senior Secured Promissory Note (including all Senior Secured Promissory Notes issued in exchange, transfer or replacement hereof) (this “Note” and, together with all other Senior Secured Promissory Notes issued by the Company pursuant to a Note Purchase and Security Agreement in the aggregate principal amount of up to $3,000,000.00 (the “Financing”), collectively, the “Notes”), is issued pursuant to that certain Note Purchase and Security Agreement dated as of the date of issuance set forth above (the "Issue Date") by and between the Company and the Holder (the “Purchase Agreement”). Certain capitalized terms used herein are defined in Section 4.2. Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

7.             Payment of Principal.  Unless converted into Common Stock ("Conversion Shares"), the entire principal amount of this Note, plus accrued and unpaid Interest, will be due and payable by the Company on December 1, 2022 (the “Maturity Date”). The Company shall have the privilege and option, in its sole and absolute discretion, without penalty or forfeiture, to pay the entire principal amount of this Note or any part thereof, together with accrued and unpaid Interest, at any time prior to the Maturity Date. All payments of principal and Cash Interest will be made in cash in lawful money of the United States of America paid and delivered, in immediately available funds, at the principal office of such Holder, or at such other place as such Holder may from time to time designate in writing to the Company.

8.             Interest; Interest Rates. During the term of this Note: (a) interest of four percent (4%) per annum shall accrue on the outstanding Principal Amount from and including the Issue Date and be payable in cash (“Cash Interest”); and (b) interest of six percent (6%) per annum shall accrue on the outstanding Principal Amount from and including the Issue Date and be payable in shares of Common Stock ("Shares") in arrears (“PIK Interest,” and together with Cash Interest, "Interest"). All Interest will be computed on the basis of a 360-day year of twelve (12) 30-day months. Interest hereunder will be paid to the Holder or its permitted assignee in whose name this Note is registered on the records of the Company.

2.1            Cash Interest Payments. Cash Interest for the period from the Issue Date to November 30, 2021 is payable in advance at the Issue Date. Six (6) months of Cash Interest is payable in arrears on June 1, 2022. Six (6) months of Cash Interest is payable in arrears on the Maturity Date.

2.2            PIK Interest Payments. PIK Interest is payable on June 1, 2021, December 1, 2021, June 1, 2022 and the Maturity Date (each, a “PIK Interest Payment Due Date”). The number of Shares to be issued on a PIK Interest Payment Due Date is equal to: (a) the amount of PIK Interest accrued as of such date, divided by the average of the VWAP of Common Stock during each Trading Day during the ten (10) Trading Day period ending one (1) Trading Day prior to the PIK Interest Payment Due Date. For purposes of this Note, "VWAP" shall mean the daily dollar volume-weighted average sale price for Common Stock on the Pink Open Market or other market operated by OTC Markets Group, Inc. on any particular Trading Day (during the period beginning at such time as such market publicly announces is the official open of trading, and ending at such time as such market publicly announces is the official close of trading), as reported by Bloomberg Financial Markets (or if the Company is unable to gain access to Bloomberg Financial Markets information or if such market is not reported by Bloomberg Financial Markets, as reasonably determined by the Company, using share price information and volume reported on the OTC Markets website, taking the average price of the high, low and closing prices per share for a given day and multiplying by the daily trading volume for such day, for each day during the VWAP period and dividing the sum of all VWAP calculations for each day by the total trading volume for the entire VWAP period). All such determinations of VWAP shall be appropriately and equitably adjusted in accordance with the provisions set forth herein.

9.             Security.  Payment and performance of this Note and the other Notes, and all other obligations of the Company hereunder are secured by a security interest granted under the Purchase Agreement from the Company in favor of the Holders (the “Security Interest”), and the Holders shall be entitled to all of the benefits of the Security Interest.

10.           Certain Events.

(a)            PIK Interest Penalty. If Shares are not listed on a national securities exchange prior to the Maturity Date, the Company shall issue the Holder an amount of Shares equal to fifteen percent (15%) of the Holder's then outstanding Principal Amount divided by the average of the VWAP of Common Stock during each Trading Day during the thirty (30) Trading Day period ending one (1) Trading Day prior to the Maturity Date.

(b)            Definitions.

(i)            “Amount Due” means, at any date of determination, the sum of the outstanding Principal Amount plus all accrued and unpaid Interest thereon.

(ii)           "Change of Control” means any of the following events or series of related events: (i) the sale, lease, exchange, license or other transfer of all or substantially all of the Company's assets (determined on a consolidated basis) to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act); (ii) the transfer, directly or indirectly, to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the aggregate voting power of the fully diluted equity interests in the Company (but excluding for the purposes of the calculation of the fully diluted equity interests in the Company, any Conversion Shares that would be issued on conversion of the Notes); or (iii) any merger, or other similar transaction to which the Company is a party as a result of which the shareholders of the Company immediately prior to such transaction beneficially own less than 50% of the aggregate voting power of the fully diluted equity interests in the surviving Person (or, if the Common Stock is exchanged for or otherwise converted into common equity of another Person in such transaction, the successor company) (but excluding for the purposes of the calculation of the fully diluted equity interests in the Company, any Conversion Shares that would be issued on conversion of the then outstanding Principal Amount of issued Notes and any accrued and unpaid Interest thereon). Notwithstanding the foregoing, a bona fide equity financing transaction in which the Company is the surviving corporation and the proceeds of such transaction are not be used to repurchase or redeem capital stock of the Company shall not be deemed to be a Change of Control.

(iii)          "Change of Control Effective Date” means the date on which a Change of Control occurs.

(iv)         “Change of Control Notice” means a notice from the Company to the Holder stating: (i) that a Change of Control is anticipated to occur and that describes the material financial terms of such Change of Control; and (ii) the anticipated Change of Control Effective Date with respect to such Change of Control.

(v)          "IPO Conversion Price” means, with respect to a Qualified IPO: (i) the public offering price per share of the Common Stock in the Qualified IPO multiplied by (ii) one (1) minus twenty percent (20%).

(vi)         "Qualified IPO” means a bona fide underwritten public offering of Common Stock: (i) in which such stock is listed on the Nasdaq Stock Market or New York Stock Exchange; and (ii) for gross proceeds at least equal to the initial principal amount of the Notes.

(g)            Maturity Date Conversion Option. On the Maturity Date, the Holder by notice to the Company in accordance with Section 4.6(a) shall have the option to convert all or part of the Amount Due, and if less than all, then not less than one half of the Amount Due (the "Conversion Amount"), into an amount of Shares equal to the Conversion Amount divided by the average of the VWAP of Common Stock during each Trading Day during the thirty (30) Trading Day period ending one (1) Trading Day prior to the Maturity Date.

(h)            Change of Control Conversion Option. Upon a Change of Control, the Holder shall have the option to convert the Conversion Amount into Shares. The Company shall deliver to the Holder a Change of Control Notice no less than thirty (30) days prior to any anticipated Change of Control Effective Date. The Holder will be required to make any applicable election (a “Change of Control Election”) with respect to the Note in writing by notice to the Company no later than the tenth (10th) day after delivery of the applicable Change of Control Notice (the “Change of Control Election Deadline”). Following delivery of such Change of Control Notice, the Company shall provide the Holder with such information regarding the terms of such Change of Control as they may reasonably request, subject to any restrictions on the Company pursuant to any applicable confidentiality agreement. Any such election to convert the Note in connection with a Change of Control shall be irrevocable once delivered to the Company. If the Holder timely delivers a Change of Control Election, the Conversion Amount shall automatically convert immediately prior to the Change of Control Effective Date into an amount of Shares equal to the Conversion Amount divided by the average of the VWAP of Common Stock during each Trading Day during the ten (10) Trading Day period ending one (1) Trading Day prior to the Change of Control Effective Date.

(i)             Mandatory Conversion. In the event of a Qualified IPO, but subject to the closing of such Qualified IPO, the Amount Due shall convert in full on the closing date of such Qualified IPO into a number of Shares equal to (a) the Amount Due on such closing date divided by (b) the applicable IPO Conversion Price.

(j)             Mechanics of Conversion.

(i)            Maturity Date Notice. To exercise their Maturity Date conversion right set forth in Section 4.3 above: (i) the Holder shall transmit by electronic mail (or otherwise deliver), for receipt on or prior to 5:00 p.m. PST, on or prior to thirty (30) days prior to the Maturity Date (the "Notice Date"), a copy of an executed notice of conversion setting forth the amount of the Amount Due that the Holder desires to convert (the “Conversion Notice”) to the Company; and (ii) the Holder shall surrender this Note to a reputable common carrier for delivery to the Company (or shall provide an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction) on or prior to the Notice Date.

(ii)      No Fractional Shares. No fractional shares of the Company’s capital stock will be issued upon conversion of this Note. In lieu of any fractional share to which a Holder would otherwise be entitled, the Company will pay to such Holder in cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted into such fractional share.

(iii)          Release of Company. Upon full or partial conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to the Amount Due being converted including, without limitation, the obligation to pay such portion of the Amount Due.

(iv)          Delivery of Shares. As promptly as practicable after the conversion of this Note and the issuance of the Conversion Shares, the Company (at its expense) will instruct its transfer agent to deliver the Conversion Shares to the Holder. The Company will not be required to instruct the transfer agent to deliver the Conversion Shares until the Holder has surrendered this Note to the Company (or provided an instrument of cancellation or affidavit of loss).

(k)            Impairment. The Company will not, by amendment of its articles of incorporation or through any reorganization, transfer of assets, consolidation, conversion, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and this Note in the taking of all such action as may be necessary or appropriate in order to protect the conversion right against impairment.

11.           Voting Rights. The Holder shall have no shareholder voting rights as the holder of this Note.

12.           Default.  If there shall be any Event of Default hereunder, at the option and upon the declaration of the Holder and upon written notice to the Company, this Note shall accelerate and all principal and Interest accrued hereon shall become due and payable. The occurrence of any one or more of the following shall constitute an Event of Default:

(a)            The Company fails to pay timely any of the principal or accrued Interest due under this Note on the date the same becomes due and payable, subject to a five (5) business day cure period for the payment of any Interest;

(b)           The Company shall default in its performance of any covenant or agreement under the Purchase Agreement or this Note and such default continues for a period of twenty (20) days after written notice or the Company becoming aware thereof;

(c)            The Company's Board of Directors or shareholders adopt a resolution for the liquidation, dissolution or winding up of the Company;

(d)           The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

(e)           A decree or an order for relief is entered by a court having jurisdiction against or with respect to the Company in an involuntary case under the federal bankruptcy laws or any state insolvency or similar laws ordering: (a) the liquidation of the Company; (b) a reorganization of the Company or the Company’s business and affairs; or (c) the appointment of a receiver, liquidator, assignee, custodian, trustee, or similar official for the Company or any of the Company’s property; and, in any such event, the failure to have such decree, order or appointment discharged or dismissed within sixty (60) days from the date of entry.

13.           Miscellaneous.

(a)            Transfers; Successors and Assigns. Except as provided in Section 6(i)(i) of the Purchase Agreement, this Note may not be offered, encumbered, sold, assigned or transferred by the Holder without the prior written consent of the Company. Any offer, sale, assignment or other transfer of this Note is also subject to the restrictive legends on this Note. The terms and conditions of this Note will inure to the benefit of, and be binding upon, the respective successors and permitted assigns of the parties; provided, however, that the Company may not assign its obligations under this Note without the written consent of the Holders of more than 50% of the aggregate Principal Amount then outstanding..

(b)           Governing Law. This Note will be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule.

(c)            Counterparts. This Note may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(d)            Titles and Subtitles. The titles and subtitles used in this Note are included for convenience only and are not to be considered in construing or interpreting this Note.

(e)            Notices. All notices and other communications given or made pursuant hereto must be in accordance with Section 6(e) of the Purchase Agreement.

(f)            Entire Agreement; Amendments and Waivers. This Note, together with the Purchase Agreement, constitute the full and entire understanding and agreement between the parties with regard to the subject hereof. Any term of this Note may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Holders of more than 50% of the aggregate Principal Amount then outstanding. Any waiver or amendment effected in accordance with this Section 7.6 will be binding upon the Company, the Holders, and each future holder of the Note.

(g)            Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provisions will be excluded from this Note and the balance of this Note will be interpreted as if such provisions were so excluded and this Note will be enforceable in accordance with its terms.

(h)            Repayment Parity Among Holders. In the event that the Company is obligated to repay the Note and does not have sufficient funds to repay the Note in full, payment shall be made to the Holders of the Notes on a pro rata basis. The preceding sentence shall not, however, relieve the Company of its obligations to the Holders hereunder. Further Assurances. From time to time, the parties will execute and deliver such additional documents and will provide such additional information as may reasonably be required to carry out the terms of this Note and any agreements executed in connection herewith.

(i)             Officers and Directors not Liable. In no event will any officer or director of the Company be liable for any amounts due and payable pursuant to this Note.

. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and indemnity satisfactory to the Company (in case of loss, theft or destruction) or surrender and cancellation of such Note (in the case of mutilation), the Company will make and deliver in lieu of such Note a new Note of like tenor.

(j)             Certain Waivers. The Company hereby expressly and irrevocably waives presentment, demand, protest, notice of protest and all other notices in connection with this Note.

(k)            Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, THE CONVERSION SHARES, THE PURCHASE AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO, AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[SIGNATURE PAGES FOLLOW]

In witness whereof, the undersigned has executed this Senior Secured Promissory Note as of the date first written above.

LOOP MEDIA, INC.			Address for Notice:

700 N. Central Avenue, Suite 430
Glendale, CA 91203
Email: [ ]

By:
	Name:	[ ]
	Title:	[ ]

With a copy to:

[ ]

EXHIBIT B

FORM OF WARRANT

NEITHER THIS WARRANT, NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT OF 1933"), OR QUALIFIED UNDER THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968 OR OTHER APPLICABLE SECURITIES LAWS ("STATE SECURITIES LAWS"), AND THIS WARRANT HAS BEEN, AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, WILL BE, ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NO SUCH SALE OR OTHER DISPOSITION MAY BE MADE WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND QUALIFICATION UNDER STATE SECURITIES LAWS RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY (AS THAT TERM IS DEFINED BELOW) AND ITS COUNSEL, THAT SAID REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 AND STATE SECURITIES LAWS, RESPECTIVELY, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

LOOP MEDIA, INC.

COMMON STOCK WARRANT

Aggregate Exercise Price: $[ ]

Aggregate Exercisable Warrant Stock: [ ]

Issue Date: [ ]

Warrant Number: CSWCN # [ ]

This certifies that [Name] (the "Investor"), or any party to whom this Common Stock Warrant (this "Warrant") is assigned in compliance with the terms hereof (Investor and any such assignee being hereinafter sometimes referenced as "Holder"), is entitled to subscribe for and purchase the number of shares of fully paid and nonassessable Warrant Stock (as such term is described below) of Loop Media, Inc., a Nevada corporation (the "Company"), that has an aggregate purchase price equal to the Aggregate Exercise Price (as defined below). The purchase price of each such share of Warrant Stock shall be equal to the Warrant Exercise Price (as defined below). This Warrant may be exercised during the period commencing upon the date first written above and ending on the earliest of: (a) 5:00 p.m., Pacific Time on December 1, 2022; (b) immediately prior to the closing of a Qualified IPO (an "Initial Public Offering") pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); or (c) a Change of Control (as defined below).

ARTICLE I

DEFINITIONS

1.1            "Aggregate Exercise Price" means $[ ].

1.2            "Change of Control" means any of the following events or series of related events: (i) the sale, lease, exchange, license or other transfer of all or substantially all of the Company's assets (determined on a consolidated basis) to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act); (ii) the transfer, directly or indirectly, to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the aggregate voting power of the fully diluted equity interests in the Company (but excluding for the purposes of the calculation of the fully diluted equity interests in the Company, any Common Stock that would be issued on conversion of the Notes); or (iii) any merger, or other similar transaction to which the Company is a party as a result of which the shareholders of the Company immediately prior to such transaction beneficially own less than 50% of the aggregate voting power of the fully diluted equity interests in the surviving Person (or, if the Common Stock is exchanged for or otherwise converted into common equity of another Person in such transaction, the successor company) (but excluding for the purposes of the calculation of the fully diluted equity interests in the Company, any Common Stock that would be issued on exercise of the Warrants). Notwithstanding the foregoing, a bona fide equity financing transaction in which the Company is the surviving corporation and the proceeds of such transaction are not be used to repurchase or redeem capital stock of the Company shall not be deemed to be a Change of Control.

1.3 "Common Stock" means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

1.4 "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

1.3            "Holder" shall have the meaning set forth in the introductory paragraph of this Warrant.

1.4            "Initial Public Offering" shall have the meaning set forth in the introductory paragraph of this Warrant.

1.5            "Investor" shall have the meaning set forth in the introductory paragraph of this Warrant.

1.5        "Notes" means the up to $3,000,000 principal amount of Senior Secured Promissory Notes initially issued on December 1, 2020 and convertible into Common Stock.

1.6            "Other Stock" means the securities of the Company into which Warrant Stock may be converted pursuant to the terms of Warrant Stock, which may include but not be limited to another class or series of common stock of the Company, but only if the terms of the Warrant Stock provide for such conversion.

1.7         "Person" means any person, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality) or two or more of the foregoing.

1.8            "Rights" means any options, warrants, or rights to purchase common stock or convertible securities.

1.9            "Qualified IPO” means a bona fide underwritten public offering of Common Stock: (i) in which such stock is listed on the Nasdaq Stock Market or New York Stock Exchange; and (ii) for gross proceeds at least equal to the aggregate principal amount of the Notes issued.

1.9            "Securities Act" shall have the meaning set forth in the introductory paragraph of this Warrant.

1.10          "Warrant Exercise Price" means $2.75.

1.11          "Warrant Stock" means the Common Stock.

ARTICLE II

EXERCISE AND PAYMENT

2.1            Exercise. The purchase rights represented by this Warrant may be exercised by Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, accompanied by the form of Notice of Exercise attached hereto as Exhibit A, and by the payment to the Company, by cash or by certified, cashier's or other check acceptable to the Company, or forgiveness of any debt owed by the Company to Holder, of an amount equal to the aggregate Warrant Exercise Price (rounded up to the nearest whole cent) of the shares being purchased.

2.2            Automatic Conversion. If the Warrant Stock issuable under this Warrant has been automatically converted into Other Stock, this Warrant shall automatically convert into a right to purchase Other Stock, and the Warrant Exercise Price shall be divided by the number of shares of Other Stock which were received upon conversion of one share of such Warrant Stock at the time of such automatic conversion.

2.3            Stock Certificates. In the event of any exercise of the rights represented by this Warrant, unless the Company's common stock is held in book-entry only form, in which case the Company's transfer agent shall provide a statement of holdings, certificates for the shares of Warrant Stock so purchased shall be delivered to Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the remaining unexercised portion hereof shall also be issued to Holder at such time. Notwithstanding the date of the delivery of the certificate(s) for such Warrant Stock, the person in whose name the certificate(s) for such Warrant Stock are to be issued shall be deemed to have become a stockholder of record on the next succeeding day on which the transfer books are open after the date of the appropriate Notice of Exercise is received by the Company.

2.4            Stock Fully Paid; Reservation of Shares. The Company covenants and agrees that all Warrant Stock which may be issued upon the exercise of the rights represented by this Warrant (any Other Stock receivable upon any conversion of Warrant Stock) will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof (excluding taxes based on the income of Holder). The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times use its best efforts to have authorized and reserved for issuance a sufficient number of shares of its Warrant Stock or other securities as would be required upon the full exercise of the rights represented by this Warrant.

2.5            Fractional Shares. No fractional share of Warrant Stock will be issued in connection with any exercise hereof; in lieu of a fractional share upon complete exercise hereof, Holder may purchase a whole share by delivering payment equal to the appropriate portion of the then effective Warrant Exercise Price.

ARTICLE III

CERTAIN ADJUSTMENTS OF NUMBER OF

SHARES PURCHASABLE AND WARRANT EXERCISE PRICE

The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

3.1            Reclassification, Consolidation or Merger. In case of, after the Warrant Stock is determinable: (a) any reclassification or change of outstanding securities issuable upon exercise of this Warrant; (b) any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification, change or exchange of outstanding securities issuable upon exercise of this Warrant); or (c) any sale or transfer to another corporation of all, or substantially all, of the assets of the Company, in each case which does not constitute a Change of Control, then, and in each such event, the Company or such successor or purchasing corporation, as the case may be, shall execute a new Warrant of like form, tenor and effect and which will provide that Holder shall have the right to exercise such new Warrant and purchase upon such exercise, in lieu of each share of Warrant Stock theretofore issuable upon exercise of this Warrant, the kind and amount of securities, money and property receivable upon such reclassification, change, consolidation, merger, sale or transfer by a holder of one share of Warrant Stock issuable upon exercise of this Warrant had this Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, sale or transfer. Such new Warrant shall be as nearly equivalent in all substantive respects as practicable to this Warrant and the adjustments provided in this Article III and the provisions of this Section 3.1, shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and transfers.

3.2            Subdivision or Combination of Shares. If the Company shall at any time while this Warrant remains outstanding and less than fully exercised: (a) divide its Warrant Stock, the number of shares into which this Warrant shall be exercisable shall be proportionately increased and the Warrant Exercise Price shall be proportionately reduced; or (b) shall combine shares of its Warrant Stock, the number of shares into which this Warrant shall be exercisable shall be proportionately decreased and the Warrant Exercise Price shall be proportionately increased.

3.3            Adjustments for Dividends in Stock or other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and less than fully exercised Holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such event, retained such shares and/or all such other additional stock during such period, giving effect to all adjustments called for during such period by the provisions of this Section 3.3.

3.4           Time of Adjustments to the Warrant Exercise Price. All adjustments to the Warrant Exercise Price and the number of shares purchasable hereunder, unless otherwise specified herein, shall be effective as of the earlier of:

(a)            the effective date of a division or combination of shares; and

(b)            the record date of any action of holders of any class of the Company's equity taken for the purpose of entitling holders of Warrant Stock to receive a distribution or dividend payable in securities of the Company, provided that such division, combination, distribution or dividend actually occurs.

3.5           Notice of Adjustments. In each case of an adjustment in the Warrant Exercise Price and the number of shares purchasable hereunder, the Company, at its expense, shall cause the Chief Financial Officer of the Company to compute such adjustment and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company shall promptly mail a copy of each such certificate to Holder pursuant to Section 6.7 hereof.

3.6           Duration of Adjusted Warrant Exercise Price. Following each adjustment of the Warrant Exercise Price, such adjusted Warrant Exercise Price shall remain in effect until a further adjustment of the Warrant Exercise Price.

3.7           Adjustment of Number of Shares. Upon each adjustment of the Warrant Exercise Price pursuant to this Article III, the number of shares of Warrant Stock purchasable hereunder shall be adjusted to the nearest whole share, to the number obtained by dividing the Aggregate Exercise Price by the Warrant Exercise Price as adjusted.

ARTICLE IV

TRANSFER, EXCHANGE AND LOSS

4.1            Transfers. Subject to applicable law, this Warrant is transferable on the books of the Company at its principal office by the registered Holder hereof upon surrender of this Warrant properly endorsed, subject to compliance with federal and state securities laws. The Company shall issue and deliver to the transferee a new Warrant or Warrants representing the Warrants so transferred. Upon any partial transfer, the Company will issue and deliver to Holder a new Warrant or Warrants with respect to the Warrants not so transferred, at Holder’s cost and expense. Notwithstanding the foregoing, Holder shall not be entitled to transfer a number of shares or an interest in this Warrant representing less than fifty percent (50%) of the Aggregate Exercise Price initially covered by this Warrant. Any transferee shall be subject to the same restrictions on transfer with respect to this Warrant as the Investor.

4.2            Securities Laws. If required by the Company, in connection with each issuance of shares of Warrant Stock upon exercise of this Warrant, Holder will give: (a) assurances in writing, satisfactory to the Company, that such shares are being purchased solely for Holder's own account and not as a nominee for any other party, for investment and not with a view to the distribution thereof in violation of applicable laws, (b) sufficient information, in writing, to enable the Company to rely on exemptions from the registration or qualification requirements of applicable laws, if available, with respect to such exercise, and (c) its cooperation to the Company in connection with such compliance.

4.3            Exchange. This Warrant is exchangeable at the principal office of the Company for Warrants which represent, in the aggregate, Holder's rights to purchase the number of shares of Warrant Stock at the Warrant Exercise Price, as set forth above, subject to adjustment from time to time as set forth herein; each new Warrant to represent the right to purchase such portion thereof as Holder shall designate at the time of such exchange. Each new Warrant shall be identical in form and content to this Warrant, except for appropriate changes in the number of shares of Warrant Stock covered thereby and any other changes which are necessary in order to prevent the Warrant exchange from changing the respective rights and obligations of the Company and Holder as they existed immediately prior to such exchange.

4.4            Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership of, and the loss, theft, destruction or mutilation of, this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant.

ARTICLE V

HOLDER RIGHTS

5.1            No Stockholder Rights Until Exercise. No Holder hereof, solely by virtue hereof, shall be entitled to any rights as a shareholder of the Company. Holder shall have all rights of a stockholder with respect to securities purchased upon exercise hereof as of the date of such exercise.

ARTICLE VI

MISCELLANEOUS

6.1            Governmental Approvals. The Company will from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under federal and state laws, which may be or become requisite in connection with the issuance, sale, and delivery of this Warrant, and the issuance, sale and delivery of the Warrant Stock or other securities or property issuable or deliverable upon exercise of this Warrant.

6.2            Governing Laws. This Warrant will be governed by and construed in accordance with the laws of the State of California, excluding that body of laws pertaining to conflict of laws. If any provision of this Warrant is determined by a court of law to be illegal or unenforceable, such provision will be enforced to the maximum extent possible and the other provisions will remain effective and enforceable. If such clause or provision cannot be so enforced, such provision shall be stricken from this Warrant, as applicable, and the remainder of this Warrant, as applicable, shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Warrant, as applicable.

6.3            Binding Upon Successors and Assigns. Subject to, and unless otherwise provided in, this Warrant, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon, and inure to the benefit of the permitted successors, executors, heirs, representatives, administrators and assigns of the parties hereto.

6.4            Severability. If any one or more provisions of this Warrant, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Warrant and the application of such provisions to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace any such void or unenforceable provisions of this Warrant with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

6.5            Amendments, Waivers, Modifications. This Warrant may be amended only by a written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Warrant will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provision as to that or any other instance. No waiver granted under this Warrant as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein or therein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

6.6            Attorneys' Fees. Should suit be brought to enforce or interpret any part of this Warrant, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal). The prevailing party shall be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. A party not entitled to recover its costs shall not be entitled to recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining if a party is entitled to recover costs or attorneys' fees.

6.7            Notices. Any notice, other communication or payment required or permitted hereunder shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by e-mail or facsimile (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party's address or fax number as set forth in the Company's records.

6.8            No Endorsement. Holder understands that no federal or state securities administrator has made any finding or determination relating to the fairness of investment in the Company or purchase of the Warrant Stock hereunder and that no federal or state securities administrator has recommended or endorsed the offering of securities by the Company hereunder.

6.9            Further Assurances. The Company and Holder each agree to cooperate fully with the other and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Warrant.

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INVESTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED TO CONSULT ITS OWN TAX ADVISOR WITH SPECIFIC REFERENCE TO ITS OWN TAX SITUATION AND THE POTENTIAL EFFECT OF APPLICABLE LAWS AND REGULATIONS. THE COMPANY HAS NOT AND DOES NOT PROVIDE ANY ADVICE CONCERNING ANY OF THE POTENTIAL TAX CONSIDERATIONS AND CONSEQUENCES RELATING TO THE ACQUISITION, OWNERSHIP OR DISPOSITION OF THIS WARRANT OR THE WARRANT STOCK. IN ADDITION, THE COMPANY HAS NOT OBTAINED, NOR DOES IT INTEND TO OBTAIN, A RULING FROM THE IRS OR AN OPINION OF COUNSEL WITH RESPECT TO ANY TAX CONSEQUENCES OF ACQUIRING, OWNING OR DISPOSING OF THIS WARRANT OR THE WARRANT STOCK.

NEITHER THE COMPANY, NOR ITS COUNSEL, BAHNSEN LEGAL GROUP, PLLC, IS RESPONSIBLE, NOR DOES EITHER DIRECTLY OR INDIRECTLY ASSUME RESPONSIBILITY, FOR THE TAX OR LEGAL CONSEQUENCES OF THIS WARRANT OR THE TRANSACTION TO INVESTOR. INVESTOR SHOULD CONSULT ITS OWN TAX AND LEGAL ADVISORS AS TO THE PARTICULAR TAX AND LEGAL CONSEQUENCES TO IT OF ACQUIRING, HOLDING OR DISPOSING OF THIS WARRANT OR THE WARRANT STOCK, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE AND LOCAL TAX LAWS.

IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Warrant as of the date first set forth above.

LOOP MEDIA, INC., a Nevada corporation

By:
[Name, Title]

[NAME]

By:
[Name, Title]

Exhibit A

NOTICE OF EXERCISE OF COMMON STOCK WARRANT
BY PAYMENT OF WARRANT EXERCISE PRICE

[Date]

Loop Media, Inc.	Aggregate Exercise Price of Warrant Before Exercise:	$

Attention: Chief Executive Officer	Aggregate Exercise Price Being Exercised:	$

	Warrant Exercise Price: per share	$

Number of Shares of Warrant Stock to be Issued Under this Notice:

	Remainder Aggregate Price (if any) After Issuance:	$

EXERCISE

Ladies and Gentlemen:

The undersigned registered Holder of the Common Stock Warrant delivered herewith ("Warrant"), hereby irrevocably exercises such Warrant for, and purchases thereunder, shares of the Warrant Stock of Loop Media, Inc., a Nevada corporation, as provided below. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given in the Warrant. The portion of the Aggregate Exercise Price (as defined in the Warrant) to be applied toward the purchase of Warrant Stock pursuant to this Notice of Exercise is $________, thereby leaving a remainder Aggregate Exercise Price (if any) equal to $________. Such exercise shall be pursuant to the exercise provisions of Section 2.1 of the Warrant. Therefore, Holder makes payment with this Notice of Exercise by way of check or wire transfer payable to the Company in the amount of $______. Such check or wire transfer is payment in full under the Warrant for __________ shares of Warrant Stock based upon the Warrant Exercise Price as currently in effect under the Warrant. Holder requests that the shares of Warrant Stock be issued in the name of ________________________ and delivered to _____________.

To the extent the foregoing exercise is for less than the full Aggregate Exercise Price, a Replacement Warrant representing the remainder of the Aggregate Exercise Price and otherwise of like form, tenor and effect should be delivered to Holder along with the share certificates evidencing the Warrant Stock issued in response to this Notice of Exercise.

Disclosure Schedule 3.1(f)

Non-Public Information Concerning the Company

[None]